Exhibit 25

Asset Allocation Portfolios for

LANDMARK FUNDS I

The undersigned hereby constitutes and appoints John R. Elder, Thomas M. Lenz, Susan Jakuboski, Molly S. Mugler and Barbara M. O'Dette and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Funds I (on behalf of its series, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1996.


Philip W. Coolidge
Signature

Philip W. Coolidge
Print Name

Asset Allocation Portfolios for

LANDMARK FUNDS I

The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Susan Jakuboski, Molly S. Mugler and Barbara M. O'Dette and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Funds I (on behalf of its series, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1996.


John R. Elder
Signature
Paradise Island, Bahamas

John R. Elder
Print Name

Asset Allocation Portfolios for

LANDMARK FUNDS I

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Thomas M. Lenz, Susan Jakuboski, Molly S. Mugler and Barbara M.
O'Dette and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Funds I (on behalf of its series, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1996.


Elliott J. Berv
Signature
Paradise Island, Bahamas

Elliott J. Berv
Print Name

Asset Allocation Portfolios for

LANDMARK FUNDS I

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Thomas M. Lenz, Susan Jakuboski, Molly S. Mugler and Barbara M.
O'Dette and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Funds I (on behalf of its series, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1996.


Mark T. Finn
Signature
Paradise Island, Bahamas

Mark T. Finn
Print Name

Asset Allocation Portfolios for

LANDMARK FUNDS I

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Thomas M. Lenz, Susan Jakuboski, Molly S. Mugler and Barbara M.
O'Dette and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Landmark Funds I (on behalf of its series, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1996.


Walter E. Robb, III
Signature
Paradise Island, Bahamas

Walter E. Robb, III
Print Name